EXHIBIT 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
1st Quarter Ended March 31, 2015

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by risks that the acquisitions of the Hong Kong and Singapore operations of Royal & Sun Alliance Insurance plc ("RSA") disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the RSA acquisitions; the amount of costs, fees, expenses and charges related to the RSA acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•
Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information. On May 1, 2014, our shareholders approved a 3-for-1 stock split of the Company's common shares. All historical share and per share amounts reflect the effect of the stock split.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 28 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended
	March 31,		$	%
	2015	2014	Difference	Difference
HIGHLIGHTS
Gross premiums written	$880,614	$901,393	$(20,779)	(2.3)%
Net premiums written	772,528	771,614	914	0.1%
Net premiums earned	568,548	530,285	38,263	7.2%
Underwriting income	67,535	106,937	(39,402)	(36.8)%
Operating income	91,681	129,857	(38,176)	(29.4)%
Net income	124,356	176,972	(52,616)	(29.7)%

Total shareholders' equity	3,829,067	3,616,678	212,389	5.9%
Cash flows provided by operating activities	317,576	303,096	14,480	4.8%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$1.30	$1.78	$(0.48)	(27.0)%
Operating income	$0.96	$1.31	$(0.35)	(26.7)%
Diluted earnings per share
Net income	$1.27	$1.74	$(0.47)	(27.0)%
Operating income	$0.93	$1.28	$(0.35)	(27.3)%

Book value per share	$40.12	$36.63	$3.49	9.5%
Diluted book value per share	$38.99	$35.68	$3.31	9.3%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	13.1%	19.8%		(6.7) pts
Annualized ROAE, operating income	9.6%	14.6%		(5.0) pts
Financial statement portfolio return	1.0%	1.2%		(0.2) pts

GAAP Ratios
Loss and loss expense ratio	57.2%	51.9%		(5.3) pts
Acquisition cost ratio	13.8%	12.8%		(1.0) pts
General and administrative expense ratio	17.1%	15.2%		(1.9) pts
Expense ratio	30.9%	28.0%		(2.9) pts
Combined ratio	88.1%	79.9%		(8.2) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2015	2014	2014	2014	2014	2015	2014
Revenues
Gross premiums written	$880,614	$565,743	$707,884	$760,405	$901,393	$880,614	$901,393
Net premiums written	$772,528	$427,795	$568,242	$553,924	$771,614	$772,528	$771,614
Net premiums earned	$568,548	$573,489	$541,737	$537,247	$530,285	$568,548	$530,285
Net investment income	44,551	49,050	43,412	36,793	47,619	44,551	47,619
Net realized investment gains (losses)	45,025	(15,329)	(35,136)	85,217	54,205	45,025	54,205
Other income	854	1,032	1,032	—	—	854	—
Total revenues	$658,978	$608,242	$551,045	$659,257	$632,109	$658,978	$632,109

Expenses
Net losses and loss expenses	$325,176	$272,959	$336,090	$314,855	$275,286	$325,176	$275,286
Acquisition costs	78,699	80,718	72,403	74,279	67,722	78,699	67,722
General and administrative expenses	97,138	100,914	88,294	96,188	80,340	97,138	80,340
Other expense	1,823	2,003	6,575	—	—	1,823	—
Amortization of intangible assets	633	633	633	634	633	633	633
Interest expense	14,337	14,304	14,325	14,592	14,534	14,337	14,534
Foreign exchange loss (gain)	9,897	(21)	278	651	49	9,897	49
Total expenses	$527,703	$471,510	$518,598	$501,199	$438,564	$527,703	$438,564

Income before income taxes	$131,275	$136,732	$32,447	$158,058	$193,545	$131,275	$193,545
Income tax expense	6,919	6,223	1,532	6,195	16,573	6,919	16,573
Net income	$124,356	$130,509	$30,915	$151,863	$176,972	$124,356	$176,972

GAAP Ratios
Loss and loss expense ratio	57.2%	47.6%	62.0%	58.6%	51.9%	57.2%	51.9%
Acquisition cost ratio	13.8%	14.1%	13.4%	13.8%	12.8%	13.8%	12.8%
General and administrative expense ratio	17.1%	17.6%	16.3%	17.9%	15.2%	17.1%	15.2%
Expense ratio	30.9%	31.7%	29.7%	31.7%	28.0%	30.9%	28.0%
Combined ratio	88.1%	79.3%	91.7%	90.3%	79.9%	88.1%	79.9%

Per Share Data
Basic earnings per share
Net income	$1.30	$1.35	$0.32	$1.55	$1.78	$1.30	$1.78
Operating income	$0.96	$1.54	$0.62	$0.78	$1.31	$0.96	$1.31
Diluted earnings per share
Net income	$1.27	$1.33	$0.31	$1.52	$1.74	$1.27	$1.74
Operating income	$0.93	$1.51	$0.61	$0.76	$1.28	$0.93	$1.28

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	March 31, 2015	December 31, 2014
ASSETS
Fixed maturity investments trading, at fair value	$6,288,897	$6,069,010
Equity securities trading, at fair value	856,652	844,163
Other invested assets	926,407	955,509
Total investments	8,071,956	7,868,682
Cash and cash equivalents	515,070	589,339
Restricted cash	49,931	80,971
Insurance balances receivable	773,394	664,815
Funds held	479,909	724,021
Prepaid reinsurance	318,838	360,732
Reinsurance recoverable	1,350,311	1,340,256
Reinsurance recoverable on paid losses	107,071	86,075
Accrued investment income	28,267	28,456
Net deferred acquisition costs	187,246	151,546
Goodwill	280,725	278,258
Intangible assets	49,274	46,298
Balances receivable on sale of investments	46,822	47,149
Net deferred tax assets	29,922	33,615
Other assets	329,050	121,350
TOTAL ASSETS	$12,617,786	$12,421,563

LIABILITIES
Reserve for losses and loss expenses	$5,905,110	$5,881,165
Unearned premiums	1,717,399	1,555,313
Reinsurance balances payable	184,322	180,060
Balances due on purchases of investments	34,396	5,428
Senior notes	798,881	798,802
Other long-term debt	19,730	19,213
Dividends payable	21,528	21,669
Accounts payable and accrued liabilities	107,353	181,622
TOTAL LIABILITIES	$8,788,719	$8,643,272

SHAREHOLDERS' EQUITY
Common shares: 2015 and 2014: par value CHF 4.10 per share (2015: 100,299,454; 2014: 100,775,256 shares issued and 2015: 95,444,669; 2014: 96,195,482 shares outstanding)	$406,088	$408,020
Treasury shares, at cost (2015: 4,854,785; 2014: 4,579,774)	(162,356)	(143,075)
Retained earnings	3,585,335	3,513,346
TOTAL SHAREHOLDERS' EQUITY	$3,829,067	$3,778,291
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$12,617,786	$12,421,563

Book value per share	$40.12	$39.28
Diluted book value per share	$38.99	$38.27

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2015	2014	2014	2014	2014	2015	2014
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income	$124,356	$130,509	$30,915	$151,863	$176,972	$124,356	$176,972
Adjustments to reconcile net income to cash
provided by operating activities:
Net realized gains on sales of investments	(32,536)	(26,332)	(18,859)	(50,025)	(49,756)	(32,536)	(49,756)
Mark to market adjustments	(22,694)	27,618	53,479	(45,157)	(13,956)	(22,694)	(13,956)
Stock compensation expense	4,002	3,423	3,191	3,391	4,240	4,002	4,240
Undistributed income of equity method investments	9,767	3,399	(3,292)	16,036	(2,292)	9,767	(2,292)
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	13,890	(162,345)	69,318	57,663	44,248	13,890	44,248
Unearned premiums, net of prepaid reinsurance	203,980	(145,695)	27,006	16,677	241,329	203,980	241,329
Insurance balances receivable	(108,579)	180,168	41,447	(122,701)	(175,739)	(108,579)	(175,739)
Reinsurance recoverable on paid losses	(20,996)	(4,875)	8,811	(13,285)	840	(20,996)	840
Funds held	244,112	(318,318)	8,742	33,356	184,629	244,112	184,629
Reinsurance balances payable	4,262	(23,368)	(20,754)	64,141	(12,982)	4,262	(12,982)
Net deferred acquisition costs	(35,700)	20,281	(8,568)	3,845	(40,443)	(35,700)	(40,443)
Net deferred tax assets	3,693	7,697	(5,445)	1,413	521	3,693	521
Accounts payable and accrued liabilities	(75,008)	3,566	57,870	30,348	(83,745)	(75,008)	(83,745)
Other items, net	5,027	51,388	(23,066)	(1,723)	29,230	5,027	29,230
Net cash provided by (used in) operating activities	317,576	(252,884)	220,795	145,842	303,096	317,576	303,096

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	(338,270)	(25,646)	90,152	(6,632)	(191,042)	(338,270)	(191,042)
Purchases of fixed assets	(8,374)	(45,166)	(8,889)	(3,265)	(2,336)	(8,374)	(2,336)
Change in restricted cash	31,040	97,987	(51,203)	16,815	4,823	31,040	4,823
Net cash paid for acquisitions	(3,543)	—	—	(2,565)	—	(3,543)	—
Net cash (used in) provided by investing activities	(319,147)	27,175	30,060	4,353	(188,555)	(319,147)	(188,555)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid	(21,669)	(21,686)	(21,857)	(16,475)	(16,732)	(21,669)	(16,732)
Proceeds from the exercise of stock options	4,223	2,387	1,327	3,283	3,030	4,223	3,030
Proceeds from other long-term debt	—	19,213	—	—	—	—	—
Share repurchases	(50,273)	(9,703)	(28,397)	(69,151)	(68,659)	(50,273)	(68,659)
Net cash used in financing activities	(67,719)	(9,789)	(48,927)	(82,343)	(82,361)	(67,719)	(82,361)

Effect of exchange rate changes on foreign currency cash	(4,979)	(6,433)	(5,796)	1,484	1,686	(4,979)	1,686

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(74,269)	(241,931)	196,132	69,336	33,866	(74,269)	33,866
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	589,339	831,270	635,138	565,802	531,936	589,339	531,936
CASH AND CASH EQUIVALENTS, END OF PERIOD	$515,070	$589,339	$831,270	$635,138	$565,802	$515,070	$565,802

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended March 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$380,767	$60,562	$439,285	$880,614
Net premiums written	$296,883	$42,895	$432,750	$772,528
Net premiums earned	$312,970	$50,040	$205,538	$568,548
Total revenues	$312,970	$50,040	$205,538	$568,548

Expenses
Net losses and loss expenses	$195,479	$20,510	$109,187	$325,176
Acquisition costs	31,032	7,008	40,659	78,699
General and administrative expenses	59,288	18,025	19,825	97,138
Total expenses	$285,799	$45,543	$169,671	$501,013

Underwriting income	$27,171	$4,497	$35,867	$67,535
Other insurance-related income	854	—	—	854
Other insurance-related expenses	855	968	—	1,823
Segment income	$27,170	$3,529	$35,867	$66,566

Net investment income				44,551
Net realized investment gains				45,025
Amortization of intangible assets				(633)
Interest expense				(14,337)
Foreign exchange loss				(9,897)
Income before income taxes				$131,275

GAAP Ratios
Loss and loss expense ratio	62.5%	41.0%	53.1%	57.2%
Acquisition cost ratio	9.9%	14.0%	19.8%	13.8%
General and administrative expense ratio	18.9%	36.0%	9.6%	17.1%
Expense ratio	28.8%	50.0%	29.4%	30.9%
Combined ratio	91.3%	91.0%	82.5%	88.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$345,912	$58,397	$497,084	$901,393
Net premiums written	$247,152	$31,047	$493,415	$771,614
Net premiums earned	$265,451	$35,011	$229,823	$530,285
Total revenues	$265,451	$35,011	$229,823	$530,285

Expenses
Net losses and loss expenses	$161,172	$4,389	$109,725	$275,286
Acquisition costs	23,675	2,879	41,168	67,722
General and administrative expenses	47,615	14,582	18,143	80,340
Total expenses	$232,462	$21,850	$169,036	$423,348

Underwriting income	$32,989	$13,161	$60,787	$106,937
Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	32,989	13,161	60,787	106,937

Net investment income				47,619
Net realized investment gains				54,205
Amortization of intangible assets				(633)
Interest expense				(14,534)
Foreign exchange loss				(49)
Income before income taxes				$193,545

GAAP Ratios
Loss and loss expense ratio	60.7%	12.5%	47.7%	51.9%
Acquisition cost ratio	8.9%	8.2%	17.9%	12.8%
General and administrative expense ratio	17.9%	41.6%	7.9%	15.2%
Expense ratio	26.8%	49.8%	25.8%	28.0%
Combined ratio	87.5%	62.3%	73.5%	79.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended

	March 31, 2015		March 31, 2014
	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
Reinsurance	$439,285	49.9%	$497,084	55.2%
North American Insurance	380,767	43.2%	345,912	38.3%
Global Markets Insurance	60,562	6.9%	58,397	6.5%
Total	$880,614	100.0%	$901,393	100.0%

Gross Premiums Written by Underwriting Location
United States	$536,632	61.0%	$520,773	57.7%
Bermuda	196,628	22.3%	229,631	25.5%
Europe	103,969	11.8%	103,336	11.5%
Asia Pacific	40,058	4.5%	46,823	5.2%
Canada	3,327	0.4%	830	0.1%
Total	$880,614	100.0%	$901,393	100.0%

Direct Premiums Written by Insured Location(1)
United States	$379,594	86.0%	$345,849	85.5%
United Kingdom	18,748	4.2%	18,308	4.5%
Canada	5,967	1.4%	3,489	0.9%
Australia	3,657	0.8%	4,414	1.1%
Italy	3,485	0.8%	3,490	0.9%
All other	29,878	6.8%	28,759	7.1%
Total	$441,329	100.0%	$404,309	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended

	March 31, 2015		March 31, 2014
	Amount	% of Total	Amount	% of Total
North American Insurance
General casualty	$123,478	32.4%	$93,099	26.9%
Professional liability	85,308	22.4%	86,289	24.9%
Healthcare	45,581	12.0%	53,131	15.4%
General property (including energy)	43,302	11.4%	44,381	12.8%
Programs	40,521	10.6%	39,047	11.3%
Inland marine	18,176	4.8%	12,093	3.5%
Environmental	11,436	3.0%	10,330	3.0%
Other	12,965	3.4%	7,542	2.2%
Total	$380,767	100.0%	$345,912	100.0%

Global Markets Insurance
Professional liability	$22,754	37.6%	$19,628	33.6%
General property	9,609	15.9%	11,223	19.2%
General casualty	8,742	14.4%	6,205	10.6%
Trade credit	6,813	11.2%	8,486	14.6%
Healthcare	3,690	6.1%	8,458	14.5%
Aviation	3,363	5.6%	2,873	4.9%
Other	5,591	9.2%	1,524	2.6%
Total	$60,562	100.0%	$58,397	100.0%

Reinsurance
Property	$231,142	52.6%	$250,453	50.4%
Specialty	146,077	33.3%	161,540	32.5%
Casualty	62,066	14.1%	85,091	17.1%
Total	$439,285	100.0%	$497,084	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended

	March 31, 2015		March 31, 2014
	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$220,685	70.6%	$172,718	65.0%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(25,206)	(8.1)%	(11,546)	(4.3)%
Net losses and loss expenses	$195,479	62.5%	$161,172	60.7%

Global Markets Insurance
Current year - non-catastrophe	$35,733	71.4%	$21,438	61.2%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(15,223)	(30.4)%	(17,049)	(48.7)%
Net losses and loss expenses	$20,510	41.0%	$4,389	12.5%

Reinsurance
Current year - non-catastrophe	$132,399	64.4%	$129,991	56.5%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(23,212)	(11.3)%	(20,266)	(8.8)%
Net losses and loss expenses	$109,187	53.1%	$109,725	47.7%

Consolidated
Current year - non-catastrophe	$388,817	68.4%	$324,147	61.1%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(63,641)	(11.2)%	(48,861)	(9.2)%
Net losses and loss expenses	$325,176	57.2%	$275,286	51.9%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended March 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
General casualty	$(8.5)	$0.4	$(4.9)	$2.2	$2.3	$0.3	$(8.2)
Programs	(2.1)	(1.8)	(0.3)	(0.1)	0.0	(0.3)	(4.6)
General property	(0.1)	0.0	0.2	(1.6)	(1.8)	1.2	(2.1)
Healthcare	(3.8)	(2.5)	2.2	9.1	0.0	0.0	5.0
Professional liability	(5.2)	(7.9)	(2.7)	(1.5)	0.0	0.0	(17.3)
Inland Marine	0.0	0.0	0.0	0.0	(0.7)	0.9	0.2
Environmental	0.0	(0.1)	0.0	0.5	0.0	0.0	0.4
Other	0.0	0.0	0.0	0.0	0.0	1.4	1.4
Total	$(19.7)	$(11.9)	$(5.5)	$8.6	$(0.2)	$3.5	$(25.2)

Global Markets Insurance
General casualty	$(2.4)	$(0.2)	$(0.3)	$0.0	$(0.5)	$0.0	$(3.4)
General property	0.1	(0.2)	0.0	(0.1)	(3.7)	(3.3)	(7.2)
Professional liability	(4.1)	(3.4)	(0.1)	5.3	(0.4)	0.0	(2.7)
Healthcare	0.0	0.0	(0.1)	(0.1)	0.4	0.0	0.2
Trade Credit	0.0	0.0	0.0	0.0	(2.8)	2.8	0.0
Aviation	0.0	0.0	0.0	0.0	1.6	(3.7)	(2.1)
Total	$(6.4)	$(3.8)	$(0.5)	$5.1	$(5.4)	$(4.2)	$(15.2)

Reinsurance
Property	$(1.3)	$(0.1)	$0.2	$(0.6)	$(0.7)	$(11.3)	$(13.8)
Casualty	(10.7)	(7.6)	(0.7)	1.7	3.3	0.5	(13.5)
Specialty	(0.1)	0.0	0.0	(0.1)	(0.3)	4.6	4.1
Total	$(12.1)	$(7.7)	$(0.5)	$1.0	$2.3	$(6.2)	$(23.2)

Consolidated
North American Insurance	$(19.7)	$(11.9)	$(5.5)	$8.6	$(0.2)	$3.5	$(25.2)
Global Markets Insurance	(6.4)	(3.8)	(0.5)	5.1	(5.4)	(4.2)	(15.2)
Reinsurance	(12.1)	(7.7)	(0.5)	1.0	2.3	(6.2)	(23.2)
Total	$(38.2)	$(23.4)	$(6.5)	$14.7	$(3.3)	$(6.9)	$(63.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
General casualty	$(4.3)	$(0.2)	$(3.9)	$2.1	$0.0	$0.0	$(6.3)
Programs	2.6	(3.0)	0.0	(1.0)	(0.2)	0.0	(1.6)
General property	(0.2)	(0.5)	0.6	(2.0)	(0.8)	(2.8)	(5.7)
Healthcare	(4.0)	2.0	0.0	4.3	1.8	16.0	20.1
Professional liability	(14.0)	(1.7)	0.0	(0.5)	(1.2)	0.0	(17.4)
Other	0.0	0.0	0.0	(0.3)	(0.3)	0.0	(0.6)
Total	$(19.9)	$(3.4)	$(3.3)	$2.6	$(0.7)	$13.2	$(11.5)

Global Markets Insurance
General casualty	$(5.3)	$(2.2)	$(0.9)	$(0.1)	$0.0	$0.0	$(8.5)
General property	(1.2)	0.0	(0.1)	(1.3)	(1.5)	(1.4)	(5.5)
Professional liability	(1.6)	(0.5)	(0.1)	(0.4)	(0.1)	0.0	(2.7)
Healthcare	0.0	0.0	0.0	(0.3)	0.0	0.0	(0.3)
Trade Credit	0.0	0.0	(0.1)	(1.0)	1.0	0.0	(0.1)
Total	$(8.1)	$(2.7)	$(1.2)	$(3.1)	$(0.6)	$(1.4)	$(17.1)

Reinsurance
Property	$(0.6)	$(0.1)	$0.6	$(0.7)	$(1.7)	$(13.7)	$(16.2)
Casualty	(5.4)	0.2	0.8	0.9	0.7	2.2	(0.6)
Specialty	0.2	0.1	0.1	0.0	(1.1)	(2.8)	(3.5)
Total	$(5.8)	$0.2	$1.5	$0.2	$(2.1)	$(14.3)	$(20.3)

Consolidated
North American Insurance	$(19.9)	$(3.4)	$(3.3)	$2.6	$(0.7)	$13.2	$(11.5)
Global Markets Insurance	(8.1)	(2.7)	(1.2)	(3.1)	(0.6)	(1.4)	(17.1)
Reinsurance	(5.8)	0.2	1.5	0.2	(2.1)	(14.3)	(20.3)
Total	$(33.8)	$(5.9)	$(3.0)	$(0.3)	$(3.4)	$(2.5)	$(48.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of March 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$679,207	$95,159	$426,820	$1,201,186
IBNR (net of reinsurance recoverable)	1,971,603	303,082	1,078,928	3,353,613
Total	$2,650,810	$398,241	$1,505,748	$4,554,799

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.1%	71.7%	73.6%

	As of December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$730,258	$95,338	$455,910	$1,281,506
IBNR (net of reinsurance recoverable)	1,919,994	299,547	1,039,862	3,259,403
Total	$2,650,252	$394,885	$1,495,772	$4,540,909

IBNR/Total reserves (net of reinsurance recoverable)	72.4%	75.9%	69.5%	71.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	March 31, 2015				December 31, 2014

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$285,626	21.3%	$83,371	A+	$285,918	21.3%	$83,371
Axis Capital	A+	148,968	11.1%	7,122	A+	148,371	11.1%	7,819
Arch Re	A+	126,174	9.3%	2,768	A+	128,421	9.6%	3,356
RenaissanceRe	A+	99,075	7.3%	—	A+	103,530	7.7%	—
Markel	A	86,804	6.4%	23,315	A	86,595	6.5%	35,287
Swiss Re	A+	75,985	5.6%	—	A+	66,854	5.0%	—
Odyssey Reinsurance	A	75,601	5.6%	—	A	76,294	5.7%	—
XL Group	A	73,309	5.4%	—	A	78,377	5.8%	—
Transatlantic Holdings	A	54,615	4.0%	—	A	54,652	4.1%	—
National Indemnity Company	A++	50,198	3.7%	—	A++	50,461	3.8%	—
Top ten reinsurers		1,076,355	79.7%	116,576		1,079,473	80.6%	129,833
Other reinsurers' balances		273,956	20.3%	43,930		260,783	19.4%	29,134
Total reinsurance recoverable		$1,350,311	100.0%	$160,506		$1,340,256	100.0%	$158,967

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$74,549	5.5%	$1,345		$72,861	5.4%	$1,345
A+		775,591	57.4%	107,175		760,780	56.8%	108,412
A		482,238	35.7%	25,860		488,821	36.5%	37,934
A-		3,668	0.3%	—		3,215	0.2%	—
Total "A-" or higher		1,336,046	98.9%	134,380		1,325,677	98.9%	147,691
B++		3	0.0%	—		4	0.0%	—
NR		14,262	1.1%	26,126		14,575	1.1%	11,276
Total reinsurance recoverable		$1,350,311	100.0%	$160,506		$1,340,256	100.0%	$158,967

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of March 1, 2015
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$518	$735	U.S. Southeast(1)	Hurricane	$402	$552

U.S. total	Earthquake	$386	$510	U.S. Gulf Coast(2)	Hurricane	$315	$403

				U.S. Northeast(3)	Hurricane	$270	$466

				California	Earthquake	$350	$451

PMLs Over the Most Recent Six Quarters as a % of Total Capital(4)

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, senior notes and other long-term debt.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at March 1, 2015. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of March 31, 2015						As of December 31, 2014

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$565,001	AAA	6.5%	$565,001	$—	$565,001	$670,310
U.S. government securities	1,467,356	AA+	17.0%	1,467,356	—	1,467,356	1,499,347
U.S. government agencies	110,419	AA+	1.3%	110,419	—	110,419	111,155
Non-U.S. government and government agencies	189,448	AA+	2.2%	189,448	—	189,448	188,199
State, municipalities and political subdivisions	178,551	A	2.1%	127,600	50,951	178,551	170,567
Mortgage-backed securities:
Agency MBS	575,676	AA+	6.7%	575,676	—	575,676	624,413
Non-agency RMBS	105,903	B+	1.2%	33,542	72,361	105,903	93,419
CMBS	604,631	BBB+	7.0%	363,491	241,140	604,631	545,685
Total mortgage-backed securities	1,286,210		14.9%	972,709	313,501	1,286,210	1,263,517
Corporate securities(1):
Financials	1,107,108	A	12.8%	1,066,276	40,832	1,107,108	1,024,667
Industrials	1,107,548	BBB	12.8%	833,792	273,756	1,107,548	1,029,729
Utilities	113,383	BBB	1.3%	104,053	9,330	113,383	110,997
Total corporate securities	2,328,039		26.9%	2,004,121	323,918	2,328,039	2,165,393
Asset-backed securities:
Credit cards	75,617	AAA	0.9%	75,617	—	75,617	64,704
Auto receivables	51,071	AAA	0.6%	51,071	—	51,071	32,408
Student Loans	167,464	AAA	1.9%	167,464	—	167,464	156,155
Collateralized loan obligations	376,107	AA	4.4%	349,540	26,567	376,107	354,898
Other	58,615	AAA	0.7%	58,615	—	58,615	62,667
Total asset-backed securities	728,874		8.5%	702,307	26,567	728,874	670,832
Equities	856,652	N/A	9.9%	—	856,652	856,652	844,163
Other invested assets:
Private equity	364,992	N/A	4.2%	—	364,992	364,992	357,350
Hedge funds	397,222	N/A	4.6%	—	397,222	397,222	425,030
Other private securities	133,838	N/A	1.5%	—	133,838	133,838	142,966
High yield loan fund	30,355	N/A	0.4%	—	30,355	30,355	30,163
Total other invested assets	926,407		10.7%	—	926,407	926,407	955,509
Total investment portfolio	$8,636,957		100.0%	$6,138,961	$2,497,996	$8,636,957	$8,538,992

Annualized book yield, year to date	2.1%						2.1%
Duration(2)	1.8 years						1.8 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended

	March 31,	March 31,
	2015	2014
NET INVESTMENT INCOME
Fixed maturity investments	$36,258	$36,299
Equity securities	3,563	3,253
Other invested assets: hedge funds and private equity	8,380	3,992
Other invested assets: other private securities	866	7,416
Cash and cash equivalents	462	439
Expenses	(4,978)	(3,780)
Net investment income	$44,551	$47,619

NET REALIZED INVESTMENT GAINS
Net realized gains on sale:
Fixed maturity investments	$5,448	$7,458
Equity securities	14,546	36,208
Other invested assets: hedge funds and private equity	12,291	6,378
Mark-to-market gains:
Fixed maturity investments	25,517	22,455
Equity securities	5,420	(21,605)
Other invested assets: hedge funds and private equity	(6,565)	16,230
Net realized and unrealized losses on derivatives	(11,632)	(12,919)
Net realized investment gains	$45,025	$54,205

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$89,576	$101,824

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$44,551	$47,619
Annualized net investment income	178,204	190,476
Average aggregate invested assets, at cost	$8,416,439	$8,290,100
Annualized investment book yield	2.1%	2.3%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$89,576	$101,824
Average aggregate invested assets, at fair value	$8,615,048	$8,498,045
Financial statement portfolio return	1.0%	1.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income And Equity Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	March 31, 2015	Commitments	Corporate		March 31, 2015	Percentage
Private Equity:			JPMorgan Chase & Co.		$66,801	0.8%
Primary and secondary	$196,090	$191,382	General Electric Co		64,456	0.7%
Mezzanine debt	163,357	200,804	Bank of America Corp		58,432	0.7%
Distressed	5,545	5,347	Morgan Stanley		51,358	0.6%
Real estate	—	150,000	Mitsubishi UFJ Financial Group		49,538	0.6%
Total private equity	364,992	547,533	Wells Fargo & Co		43,794	0.5%
Hedge Funds:			American Express Co		41,732	0.5%
Distressed	173,122	—	Citigroup Inc		35,368	0.4%
Equity long/short	87,644	—	HSBC Holdings		33,710	0.4%
Multi-strategy	15,996	—	Goldman Sachs Group Inc		33,063	0.4%
Relative value credit	120,460	—
Total hedge funds	397,222	—
Other private securities	133,838	—
High yield loan fund	30,355	—
Total other invested assets	$926,407	$547,533

Fixed Income Credit Quality:	March 31, 2015		December 31, 2014

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,577,775	25.0%	$1,610,501	26.5%
AAA/Aaa	1,036,095	16.5%	885,454	14.6%
AA/Aa	1,183,709	18.8%	1,247,461	20.6%
A/A	1,300,120	20.7%	1,205,509	19.9%
BBB/Baa	476,259	7.6%	421,347	6.9%
Total BBB/Baa and above	5,573,958	88.6%	5,370,272	88.5%
BB/Bb	68,184	1.1%	80,005	1.3%
B/B	371,705	5.9%	385,120	6.4%
CCC+ and below	275,050	4.4%	233,613	3.8%
Total	$6,288,897	100.0%	$6,069,010	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - MARCH 31, 2015
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,076	$—	$1,179	$7,255
Australia	Australia	26,951	—	—	—	—	—	—	37,637	1,432	—	2,333	68,353
	Total	26,951	—	—	—	—	—	—	37,637	1,432	—	2,333	68,353
Europe	Austria	—	—	—	—	—	—	—	—	—	—	1,163	1,163
	Belgium	—	—	—	—	—	—	—	—	11,494	—	7,655	19,149
	Denmark	—	—	—	—	—	—	—	—	—	—	4,859	4,859
	Finland	—	—	—	—	—	—	—	—	—	—	3,990	3,990
	France	9,388	—	—	—	—	—	—	56,531	21,385	—	39,970	127,274
	Germany	25,046	732	—	—	—	—	—	401	44,647	—	24,175	95,001
	Greece	—	—	—	—	—	—	—	—	—	—	2,321	2,321
	Hungary	—	—	—	—	—	—	—	—	—	—	577	577
	Ireland	—	—	—	—	—	—	—	—	770	—	9,658	10,428
	Italy	—	—	—	—	—	—	—	261	—	—	6,993	7,254
	Luxembourg	—	—	—	—	—	—	3,573	2,511	6,784	—	1,042	13,910
	Netherlands	—	—	—	—	—	—	—	51,557	9,462	—	18,064	79,083
	Norway	3,618	—	—	—	—	—	—	9,146	—	—	728	13,492
	Portugal	—	—	—	—	—	—	—	—	—	—	479	479
	Russia	—	—	—	—	—	—	—	—	—	—	397	397
	Spain	—	—	—	—	—	—	—	—	5,635	—	9,620	15,255
	Sweden	—	—	—	—	—	—	—	17,623	1,647	—	6,589	25,859
	Switzerland	2,117	—	—	—	—	—	—	42,997	28,143	—	24,526	97,783
	United Kingdom	24,429	—	—	—	3,560	—	4,540	53,245	43,894	—	36,100	165,768
	Total	64,598	732	—	—	3,560	—	8,113	234,272	173,861	—	198,906	684,042
Latin	Brazil	2,740	—	—	—	—	—	—	—	1,407	—	251	4,398
America	Chile	—	—	—	—	—	—	—	4,642	1,129	—	—	5,771
	Mexico	—	—	—	—	—	—	—	—	2,110	1,711	385	4,206
	Panama	—	—	—	—	—	—	—	—	—	—	948	948
	Puerto Rico	—	—	—	—	—	—	—	—	700	—	—	700
	Total	2,740	—	—	—	—	—	—	4,642	5,346	1,711	1,584	16,023
North	Bermuda	—	—	—	—	—	—	—	—	—	—	1,529	1,529
America	Canada	38,071	—	—	—	—	—	—	67,055	27,954	259	6,697	140,036
	Cayman Islands	—	—	—	—	—	—	168,967	22,670	527	—	—	192,164
	United States	1,603,192	—	178,551	575,676	102,343	604,631	551,794	709,032	869,383	111,413	465,766	5,771,781
	Total	1,641,263	—	178,551	575,676	102,343	604,631	720,761	798,757	897,864	111,672	473,992	6,105,510
Asia /	China	4,757	—	—	—	—	—	—	420	4,108	—	55,503	64,788
Middle East	Hong Kong	24,776	—	—	—	—	—	—	438	1,023	—	1,483	27,720
	India	—	—	—	—	—	—	—	—	—	—	809	809
	Indonesia	—	—	—	—	—	—	—	—	—	—	204	204
	Israel	—	—	—	—	—	—	—	—	1,068	—	—	1,068
	Japan	—	—	—	—	—	—	—	30,942	13,735	—	112,328	157,005
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	243	243
	Malaysia	—	—	—	—	—	—	—	—	—	—	917	917
	Singapore	—	—	—	—	—	—	—	—	3,035	—	1,576	4,611
	South Korea	1,406	—	—	—	—	—	—		—	—	2,403	3,809
	Taiwan	—	—	—	—	—	—	—	—	—	—	2,686	2,686
	Thailand	—	—	—	—	—	—	—	—	—	—	506	506
	Total	30,939	—	—	—	—	—	—	31,800	22,969	—	178,658	264,366
	Grand Total	$1,766,491	$732	$178,551	$575,676	$105,903	$604,631	$728,874	$1,107,108	$1,107,548	$113,383	$856,652	$7,145,549

*Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.33	100.1%
September 30, 2014	24,996	654,851	38.17	37.05	103.0%
December 31, 2014	10,844	290,242	37.36	37.70	99.1%
Total - 2014	$175,373	4,906,785	$35.74	$36.24	98.6%

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
Total - 2015	$50,949	1,271,213	$40.08	$38.63	103.8%	$367,411

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of		As of
	March 31, 2015		December 31, 2014

Senior notes	$798,881		$798,802
Other long-term debt	19,730		19,213
Shareholders' equity	3,829,067		3,778,291
Total capitalization	$4,647,678		$4,596,306

Leverage ratios
Debt to total capitalization	17.6%		17.8%

Net premiums written (trailing 12 months)	$2,322,489		$2,322,078
Net premiums written (trailing 12 months) to shareholders' equity	0.61	x	0.61

Total investments and cash & cash equivalents	$8,636,957		$8,538,992
Total investments and cash & cash equivalents to shareholders' equity	2.26	x	2.26

Reserve for losses and loss expenses	$5,905,110		$5,881,165
Deduct: reinsurance recoverable	(1,350,311)		(1,340,256)
Net reserve for losses and loss expenses	$4,554,799		4,540,909
Net reserve for losses and loss expenses to shareholders' equity	1.19	x	1.20

Fixed Charge Coverage Ratio	Three Months Ended

	March 31,		March 31,
	2015		2014

Interest expense	$14,337		$14,534

Income before income taxes	131,275		193,545
Interest expense	14,337		14,534
Earnings for calculation of fixed coverage ratio	$145,612		$208,079

Fixed charge coverage ratio	10.2	x	14.3	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2015	2014	2014	2014	2014	2015	2014

Net income	$124,356	$130,509	$30,915	$151,863	$176,972	$124,356	$176,972
Add after tax effect of:
Net realized investment (gains) losses	(42,572)	18,038	29,413	(76,443)	(47,164)	(42,572)	(47,164)
Foreign exchange loss (gain)	9,897	(21)	278	651	49	9,897	49
Operating income	$91,681	$148,526	$60,606	$76,071	$129,857	$91,681	$129,857

Weighted average common shares outstanding
Basic	95,935,551	96,386,796	96,458,231	97,809,639	99,545,187	95,935,551	99,545,187
Diluted	97,577,029	98,394,432	98,444,238	99,724,802	101,584,662	97,577,029	101,584,662

Basic per share data
Net income	$1.30	$1.35	$0.32	$1.55	$1.78	$1.30	$1.78
Add after tax effect of:
Net realized investment (gains) losses	(0.44)	0.19	0.30	(0.78)	(0.47)	(0.44)	(0.47)
Foreign exchange loss (gain)	0.10	0.00	0.00	0.01	0.00	0.10	0.00
Operating income	$0.96	$1.54	$0.62	$0.78	$1.31	$0.96	$1.31

Diluted per share data
Net income	$1.27	$1.33	$0.31	$1.52	$1.74	$1.27	$1.74
Add after tax effect of:
Net realized investment (gains) losses	(0.44)	0.18	0.30	(0.77)	(0.46)	(0.44)	(0.46)
Foreign exchange loss (gain)	0.10	0.00	0.00	0.01	0.00	0.10	0.00
Operating income	$0.93	$1.51	$0.61	$0.76	$1.28	$0.93	$1.28

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2015	2014	2014	2014	2014	2015	2014

Opening shareholders' equity	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,778,291	$3,519,826
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,778,291	$3,519,826

Closing shareholders' equity	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,829,067	$3,616,678
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted closing shareholders' equity	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,829,067	$3,616,678

Average adjusted shareholders' equity	$3,803,679	$3,727,445	$3,679,681	$3,649,720	$3,568.252	$3,803,679	$3,568,252

Net income available to shareholders	$124,356	$130,509	$30,915	$151,863	$176,972	$124,356	$176,972

Annualized net income available to
shareholders	$497,424	$522,036	$123,660	$607,452	$707,888	$497,424	$707,888

Annualized return on average shareholders' equity -
net income available to shareholders	13.1%	14.0%	3.4%	16.6%	19.8%	13.1%	19.8%

Operating income available to shareholders	$91,681	$148,526	$60,606	$76,071	$129,857	$91,681	$129,857

Annualized operating income available to
shareholders	$366,724	$594,104	$242,424	$304,284	$519,428	$366,724	$519,428

Annualized return on average shareholders' equity -
operating income available to shareholders	9.6%	15.9%	6.6%	8.3%	14.6%	9.6%	14.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	March 31,	December 31,	March 31,
	2015	2014	2014

Price per share at period end	$40.40	$37.92	$34.40

Total shareholders' equity	$3,829,067	$3,778,291	$3,616,678

Basic common shares outstanding	95,444,669	96,195,482	98,726,463

Add: unvested restricted stock units	843,607	502,506	523,245

Add: performance based equity awards	596,224	616,641	621,276

Add: employee purchase plan	30,504	42,176	16,716

Add: dilutive stock options outstanding	2,212,247	2,426,674	2,760,303
Weighted average exercise price per share	$16.73	$16.41	$16.11
Deduct: stock options bought back via treasury method	(916,111)	(1,050,151)	(1,292,814)

Common shares and common share equivalents outstanding	98,211,140	98,733,328	101,355,189

Basic book value per common share	$40.12	$39.28	$36.63
Year-to-date percentage change in basic book value per common share	2.1%	7.2%

Diluted book value per common share	$38.99	$38.27	$35.68
Year-to-date percentage change in diluted book value per common share	1.9%	7.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 25 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 26 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 25 for the reconciliation of net income to operating income and page 26 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 20 for the calculation of annualized investment book yield.